                                                                EXHIBIT 10.16


                                OPTION AGREEMENT


         This OPTION AGREEMENT dated as of December 18th, 1996 (the "Agreement"), by and between Healthdyne Information Enterprises, Inc., a Georgia corporation ("HIE"), and the Southern Venture Fund II, L.P., a Delaware limited partnership ("SVFII").

                                  WITNESSETH:

         WHEREAS, each of HIE and SVFII are investors in Criterion Health Strategies, Inc. (f/k/a Alpha Development Corp.), a Tennessee corporation (the "Company"), with each of HIE and SVFII owning five (5) shares of common stock, no par value, of the Company ("Criterion Common Stock"), and a Convertible Debenture of the Company due June 30, 2004, dated October 21, 1994, in the principal amount of $2,000,000 (individually, a "Criterion Debenture" and collectively, the "Criterion Debentures"), pursuant to the terms of that certain Investment Agreement and First Amendment to Incorporation Agreement, dated as of December 4, 1995 (the "Investment Agreement") among the Company, Healthdyne, Inc., a Georgia corporation ("Healthdyne"), HIE, SVFII, and Brenton
L. Teveit and J. Edward Pearson, Jr. (individually, a "Shareholder" and collectively, the "Shareholders");

         WHEREAS, Healthdyne, HIE, SVFII and the Company are parties to that certain First Amendment to Loan Agreement, dated as of December 4, 1995 (the "Amended Loan Agreement"), and that certain First Amendment to Security Agreement, dated as of December 4, 1995 (the "Amended Security Agreement"), and Healthdyne, HIE, SVFII and each of the Shareholders are parties to that certain First Amendment to Pledge Agreement, dated as of December 4, 1995 (the "Amended Pledge Agreement");

         WHEREAS, the Company, Healthdyne, HIE, SVFII and each of the Shareholders are parties to that certain Waiver and Second Amendment to Shareholders' Agreement, dated as of December 4, 1995 (the "Amended Shareholders' Agreement");

         WHEREAS, HIE, SVFII and the Company are parties to that certain letter agreement dated December 4, 1995 (the "Letter Agreement");

         WHEREAS, HIE and SVFII are parties to that certain Intercreditor Agreement, dated December 4, 1995 (the "Intercreditor Agreement');

         WHEREAS, HIE is desirous of increasing its investment in the Company, and subject to the terms and conditions of this Agreement, SVFII is willing to grant to HIE an option to purchase SVFII's entire investment in the Company; and

         WHEREAS, simultaneously with the execution hereof, HIE, SVFII, the Company and the Shareholders have executed a Consent (the "Consent"), pursuant to which the Shareholders and the Company, subject to the conditions therein specified, have consented to the execution of this Agreement and consummation of the transactions contemplated hereby;

         NOW, THEREFORE, HIE and SVFII agree as follows:

1. Grant of Option. In consideration for the issuance and delivery by HIE to SVFII of a warrant to purchase 50,000 shares of the common stock, $.01 par value per share, of HIE ("HIE Common Stock"), in the form of Exhibit A attached hereto and made a part hereof (the "HIE Warrant"), SVFII hereby grants to HIE the option (the "Option") to purchase from SVFII at any time during the period beginning December 31, 1996, and terminating at 5:00 p.m., Nashville time on June 30, 1997 (the "Termination Date"), the five (5) shares of Criterion Common Stock owned by SVFII (the "SVFII Criterion Stock") and the Criterion Debenture owned by SVFII (the "SVFII Criterion Debenture") for an Option purchase price of 416,666 shares of HIE Common Stock, or such greater number of shares of HIE Common Stock as is provided in Section 3 below (the "HIE Shares"). HIE may exercise the Option by giving to SVFII written notice of exercise (the "Notice of Exercise"), which shall specify the closing date (the "Option Closing Date"). The Option Closing Date shall be no more than five (5) business days after the date of the Notice of Exercise. Notwithstanding the foregoing, provided the Notice of Exercise is delivered to SVFII in the manner provided in Section 6(d) below by the Termination Date, the Option Closing Date may be after June 30, 1997. The closing with respect to the exercise of the Option shall take place at the offices of Troutman Sanders LLP, 5200 NationsBank Plaza, 600 Peachtree Street, N.E., Atlanta, Georgia 30308-2216 at 9:00 a.m., local time, on the Option Closing Date, or at such other place and time as HIE and SVFII shall agree.

2. Closing Deliveries. At the Option closing, the following deliveries shall take place:

         2.1     Deliveries by SVFII.

                 (a)      SVFII shall deliver to HIE:

                          (i) a stock certificate representing the SVFII Criterion Stock, accompanied by a duly executed stock power or duly endorsed for transfer to HIE; and

                          (ii) the SVFII Criterion Debenture, duly endorsed for transfer to HIE.

                 (b) In the event SVFII has not advanced loan proceeds to the Company in the amount of $2,000,000 pursuant to the provisions of the Investment Agreement, the Amended Loan Agreement, the Letter Agreement and the SVFII Criterion Debenture, SVFII shall deliver to the Company by certified or official bank check or by federal funds wire transfer an amount equal to the unfunded balance of its "Commitment" (as defined in the Amended Loan Agreement).


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

         2.2     Deliveries by HIE.

                 (a) HIE shall deliver to SVFII one or more stock certificates evidencing the HIE Shares, registered in the name of SVFII or its nominees.

                 (b) SVFII shall have received the opinion of counsel to HIE, dated the Option Closing Date, substantially in the form attached hereto as Exhibit B.

         2.3 Mutual Deliveries. HIE, SVFII, the Company and the Shareholders mutually agree, subject to the satisfaction of the conditions set forth in the Consent, to execute and deliver such other instruments as shall be reasonably necessary to consummate the transactions contemplated hereby, including:

                 (a)      the termination of the Intercreditor Agreement;

                 (b) the termination of the participation of SVFII as a party to the Investment Agreement, the Amended Loan Agreement, the Amended Pledge Agreement, the Amended Shareholders' Agreement, the Amended Security Agreement and the Letter Agreement; and

                 (c) the assignment by SVFII to HIE of the security interests granted to SVFII under the Amended Security Agreement and the Amended Pledge Agreement.

         2.4 HIE Management Shareholders Arrangements. HIE acknowledges and agrees that it has entered into an agreement in principle dated November 6, 1996 (the "AIP"), with the Shareholders which contemplates that each of the Shareholders will grant to HIE an option to purchase their respective entire investment in the Company, that holders of options for the Criterion Common Stock will convert their options to options for stock of HIE under a stock option plan, that HIE will fund certain obligations to the Company, and that certain other agreements between the Company, HIE and the Shareholders will be modified or canceled, and HIE further agrees with SVFII, that, in order to fulfill the conditions to the Consent, it will negotiate in good faith with the Shareholders to execute the definitive agreements contemplated by the AIP, which agreements shall include a provision that the closing of the transactions contemplated thereunder will occur simultaneously with the Option closing.

3.       The HIE Shares.

         (a) Number of HIE Shares. The number of HIE Shares to be delivered to SVFII upon exercise of the Option shall be 416,666 shares of HIE Common Stock, provided, however, that if at the date of the Notice of Exercise, the "Current Market Value" of the HIE Common Stock is less than $4.80 per share, the number of HIE Shares to be delivered hereunder shall be increased to that number of shares which, when multiplied by the Current

Market Value of the HIE Common Stock, equals $2,000,000. For purposes of this Agreement, "Current Market Value" per share of HIE Common Stock shall mean (i) if a public market for HIE Common Stock exists at the time of such exercise, the average of the closing bid and asked prices of HIE Common Stock quoted in the Over-The-Counter Market Summary or the last reported sale price of the HIE Common Stock or the closing price quoted on the Nasdaq National Market or on any exchange on which the HIE Common Stock is listed, whichever is applicable, as published in The Wall Street Journal for the five (5) trading days prior to the date of determination of Current Market Value; or (ii) if there is no public market for HIE Common Stock, determined by HIE's Board of Directors in good faith. The number of HIE Shares subject to the Option shall be adjusted by HIE proportionately to reflect changes in the capitalization of HIE between the date hereof and the Option Closing Date as a result of any recapitalization, reclassification, stock dividend, stock split, combination of shares, exchange of shares or any other change in HIE's capital structure which affects holders of HIE Common Stock generally.

                 (b) Status of HIE Shares. SVFII acknowledges and agrees as follows:

                          (i) The HIE Shares to be received by SVFII upon HIE's exercise of the Option will not have been registered under the Securities Act of 1933, as amended (the "Securities Act"), or any applicable state securities laws.

                          (ii) SVFII will not sell or otherwise transfer the HIE Shares except pursuant to a registered offering as contemplated by Section 3(c) of this Agreement or in one or more private transactions if, in the opinion of counsel to SVFII reasonably satisfactory to HIE, such transaction or transactions are not required to be registered under the Securities Act or any applicable state securities laws.

                          (iii) Each certificate representing the HIE Shares to be issued upon exercise of the Option shall include a legend in substantially the following form:

                          THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES ACT AND MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM, OR IN THE ABSENCE OF RECEIPT BY THE COMPANY OF AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT THE SECURITIES MAY BE SOLD OR TRANSFERRED WITHOUT SUCH REGISTRATION.





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

                 (c)      Registration of HIE Shares by HIE.

                          (i) Shelf Registration. HIE agrees with SVFII that, within ninety (90) days of the Option Closing Date, HIE shall file with the Securities and Exchange Commission (the "Commission") a registration statement under the Securities Act with respect to resales by SVFII of the HIE Shares issued upon exercise of the Option. Such registration statement shall provide for sales to be made on a continuous basis pursuant to Rule 415 (or any similar rule that may be adopted by the Commission) in accordance with the intended method or methods of disposition designated by SVFII, provided, however, that not more than one underwritten offering shall be made pursuant to such registration statement. Such registration statement shall be filed on Form S- 3 or such other form as HIE determines in its sole discretion to be available and appropriate for the registration of resales of the HIE Shares by SVFII.

                          HIE shall prepare and file with the Commission such amendments (including post-effective amendments) and supplements to the registration statement and the related prospectus as may be necessary to keep such registration current and continuously effective for a period to expire upon the earlier of (a) two years following the Option Closing Date (or such earlier time, if any, as to which Rule 144 or any successor rule or regulation under the Securities Act shall be available for immediate resales of all of the HIE Shares by SVFII); or (b) the date that all of the HIE Shares are sold.

                          (ii)    Piggyback Registration.

                                  (A)      If HIE shall propose the
                                  registration under the Securities Act of an offering of any of its capital stock to be sold for cash, whether or not for its own account, pursuant to a firm commitment underwritten offering (other than a registration relating to either (1) a dividend reinvestment, employee stock option, stock purchase or similar plan, (2) a transaction pursuant to Rule 145 under the Securities Act, or (3) a merger, consolidation or reorganization), HIE, on each such occasion, shall as promptly as practicable but in no event later than ten
                                  (10) days prior to the proposed filing date of the registration statement give written notice (the "Notice") to SVFII of its intention to effect such registration, and SVFII shall be entitled, on each such occasion, to request to have all or a portion of the HIE Shares included in such registration statement. Upon the written request of SVFII that HIE include any HIE Shares in such registration statement (which request shall state the number of HIE Shares for which registration is sought), given within ten (10) days after the





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


                                  giving of HIE's Notice, HIE shall use its reasonable efforts to cause such HIE Shares to be so included in the offering covered by such registration statement, subject to the limitations hereinafter set forth.

                                  (B)      The registration of some or all of
                                  such HIE Shares pursuant to this Section
                                  3(c)(ii) may be conditioned or restricted if, in the case of a registration statement which also includes shares to be sold for the account of HIE in an underwritten offering, in the good faith exercise of the reasonable business judgment of the managing underwriter of such proposed offering, inclusion thereof in such registration statement will have an adverse impact on the marketing of the securities to be offered by HIE (provided that such conditions or restrictions apply on a proportional basis not only to the HIE Shares but also to all other securities to be included other than those to be offered for HIE's own account). If such managing underwriter shall require that the number of HIE Shares to be offered by SVFII be reduced or eliminated, SVFII shall have the right to withdraw its request for registration pursuant to this Section 3(c)(ii).

                                  (C)      HIE shall not be obligated to honor
                                  any request by SVFII under this Section
                                  3(c)(ii) if (i) in the opinion of counsel for HIE in form and substance reasonably satisfactory to SVFII, SVFII could then sell under Rule 144 promulgated under the Securities Act the number of HIE Shares it proposes to have registered under Section 3(c)(ii) or (ii) the request is made more than two years following the Option Closing Date.

                          (iii) Registration Procedures. If and whenever HIE is obligated by the provisions of this Section 3(c) to effect the registration of any Warrant Shares under the Securities Act, HIE shall:

                                  (A) Prepare and file with the Commission a registration statement with respect to such securities on such form as HIE deems appropriate and is permitted or qualified to use and shall use all reasonable efforts to cause such registration statement to become and remain effective as provided herein; provided, that in the case of any registration pursuant to Section 3(c)(ii), such preparation and filing may be delayed in the sole discretion of HIE, without prejudice to the rights of SVFII pursuant to Section 3(c)(i).

                                  (B)      Furnish to SVFII at a reasonable
                                  time prior to the filing thereof with the Commission a copy of the registration statement





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

                                  in the form in which HIE proposes to file the same; not later than one day prior to the filing thereof, a copy of any amendment (including any post-effective amendment) to such registration statement; and promptly following the effectiveness thereof, a conformed copy of the registration statement as declared effective by the Commission and of each post-effective amendment thereto, including financial statements and all exhibits and reports incorporated therein by reference.

                                  (C)      Furnish to SVFII such number of
                                  copies of such registration statement, each amendment thereto, the prospectus included in such registration statement (including each preliminary prospectus), each supplement thereto and such other documents as they may reasonably request in order to facilitate the disposition of the HIE Shares owned by them.

                                  (D)      Use all reasonable efforts to
                                  register and qualify the HIE Shares covered by the registration statement under such other securities laws of such jurisdictions as shall be reasonably requested by SVFII and do any and all other acts and things which may be reasonably necessary or advisable to enable SVFII to consummate the disposition of the HIE Shares owned by SVFII in such jurisdictions; provided, however, that HIE shall not be required in connection therewith or as a condition thereto to qualify to transact business or to file a general consent to service of process in any such states or jurisdictions, or to maintain the effectiveness of any such registration or qualification for any period during which it is not required to maintain the effectiveness of the related registration statement under the Securities Act as set forth in Section 3(c)(ii).

                                  (E)      Promptly notify SVFII of the
                                  happening of any event as a result of which the prospectus included in such registration statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading and, at the request of SVFII, and subject to the further provisions of Section 3(c)(v)(B), HIE will prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such HIE Shares, such prospectus will not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading.

                                  (F) Enter into such customary agreements in form and substance satisfactory to HIE and take such other customary





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

                                  actions as may be reasonably requested in order to expedite or facilitate the disposition of such HIE Shares.

                                  (G)      Make reasonably available for
                                  inspection by SVFII pursuant to such
                                  registration statement and any attorney or accountant retained by SVFII, all financial and other records, pertinent corporate documents and properties of HIE, and use all reasonable efforts to cause the officers, directors, employees and independent accountants of HIE to supply all information reasonably requested by SVFII, its attorney or its accountant in connection with such registration statement, in each case as and to the extent necessary to permit SVFII to conduct a reasonable investigation within the meaning of the Securities Act. To minimize disruption and expense to HIE during the course of the registration process, SVFII and any transferee(s) of SVFII hereunder shall, to the extent practicable, coordinate investigation and due diligence efforts hereunder and, to the extent practicable, will act through a single set of counsel and a single set of accountants and will enter into confidentiality agreements with HIE in form and substance reasonably satisfactory to HIE and SVFII prior to receiving any confidential or proprietary information of HIE.

                                  (H)      Promptly notify SVFII of the
                                  following events and (if requested by SVFII) confirm such notification in writing: (w) the filing of the prospectus or any prospectus supplement and the registration statement and any amendment or post-effective amendment thereto and, with respect to the registration statement or any post-effective amendment thereto, the declaration of the effectiveness of such documents, (x) any requests by the Commission for amendments or supplements to the registration statement or the prospectus or for additional information, (y) the issuance or threat of issuance by the Commission of any stop order suspending the effectiveness of the registration statement or the initiation of any proceedings for that purpose, and (z) the receipt by HIE of any notification with respect to the suspension of the qualification of the HIE Shares for sale in any jurisdiction or the initiation or threat of initiation of any proceeding for such purpose.

                                  (I)      Cooperate with SVFII to facilitate
                                  the timely preparation and delivery of
                                  certificates representing the HIE Shares to be sold and not bearing any restrictive legends, and enable such HIE Shares to be in such lots and registered in such names as SVFII





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

                                  may request at least two (2) business days prior to any delivery of the HIE Shares to the purchaser.

                                  (J)      Prior to the effectiveness of the
                                  registration statement and any post-
                                  effective amendment thereto, (w) make such representations and warranties to SVFII and the underwriters, if any, with respect to the HIE Shares and the registration statement as are customarily made by issuers in similar underwritten offerings; (x) use its best efforts to obtain "cold comfort" letters and updates thereof from HIE's independent certified public accountants addressed to SVFII and the underwriters, if any, such letters to be in customary form and covering matters of the type customarily covered in "cold comfort" letters by underwriters in connection with similar underwritten offerings; (y) deliver such documents and certificates as may be reasonably requested
                                  (1) by SVFII, and (2) by the underwriters, if any, to evidence compliance with clause (w) above and with any customary conditions contained in the underwriting agreement or other agreement entered into by HIE; and (z) obtain opinions of counsel to HIE (which counsel and which opinions shall be reasonably satisfactory to the underwriters, if any), covering the matters customarily covered in opinions requested in underwritten offerings. Such counsel shall also state that no facts have come to the attention of such counsel which cause them to believe that such registration statement, the prospectus contained therein, or any amendment or supplement thereto, as of their respective effective or issue dates, contains any untrue statement of any material fact or omits to state any material fact necessary to make the statements therein not misleading (except that no statement need be made with respect to any financial statements, notes thereto or other financial data or other expertized material contained therein or as to any information furnished by or on behalf of SVFII or underwriters, if any, for inclusion in such registration statement).

                                  (K)      Otherwise use its best efforts to
                                  comply with all applicable rules and
                                  regulations of the Commission, and make
                                  generally available to its security holders an earnings statement satisfying the provisions of Section 11(a) of the Securities Act, no later than forty-five (45) days after the end of any twelve-month period (or ninety
                                  (90) days, if such period is a fiscal year) beginning with the first month of the fiscal quarter of HIE commencing after the effective date of the registration statement, which statements shall cover such twelve-month periods.





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


                          (iv) HIE's obligations with respect to and compliance with this Section 3 shall be expressly conditioned upon SVFII's compliance with the following:

                                  (A)      SVFII shall cooperate with HIE in
                                  connection with the preparation of the
                                  registration statement, and for so long as HIE is obligated to keep the registration statement effective, shall provide to HIE, in writing, for use in the registration statement, all such information regarding SVFII and its plan of distribution of the HIE Shares as may be necessary to enable HIE to prepare the registration statement and prospectus covering the HIE Shares, to maintain the currency and effectiveness thereof and otherwise to comply with all applicable requirements of law in connection therewith.

                                  (B)      During such time as SVFII may be
                                  engaged in a distribution of the HIE Shares, SVFII shall comply with Rules 10b-6 and 10b-7 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and pursuant thereto, shall, among other things:
                                  (w) not engage in any stabilization activity in connection with the securities of HIE in contravention of such Rules; (x) distribute the HIE Shares solely in the manner described in the registration statement; (y) cause to be furnished to each broker through whom the HIE Shares may be offered, or to the offeree if an offer is not made through a broker, such copies of the prospectus and any amendment or supplement thereto and documents incorporated by reference therein as may be required by law; and (z) not bid for or purchase any securities of HIE or attempt to induce any person to purchase any securities of HIE other than as permitted under the Exchange Act.

                          (v)     Holdback Agreements.

                                  (A)      Notwithstanding any provision
                                  of this Agreement to the contrary, in the event HIE notifies SVFII, in writing and no later than ten (10) days prior to the proposed filing date that HIE intends to file a registration statement in connection with an underwritten offering of any of its capital stock, SVFII shall refrain from selling or otherwise distributing, except in accordance with the provisions of Section 3(c)(ii) hereunder, any HIE Shares within the period beginning up to seven days prior to the effective date of such registration statement (or on such later date that HIE notifies SVFII, in writing, that such period has begun) and ending up to 90 days after such effective date (or on





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
                                  such earlier date that HIE notifies
                                  SVFII that such period has ended) (the
                                  "Offering Restricted Period"). In the event the Holder's Shares are not included in such a registered underwritten offering pursuant to Section 3(c)(ii) hereof, HIE's obligation under Section 3 to keep the registration statement filed pursuant to Section 3(c)(i) current and effective shall be extended for a number of days equal to the Offering Restricted Period, or, if earlier, until the date on which all of the HIE Shares have been disposed of.

                                  (B)      Notwithstanding anything set forth
                                  herein to the contrary, SVFII agrees that it will give HIE prior oral notice, directed to its Chief Executive Officer or its Chief Financial Officer, confirmed immediately in writing by facsimile transmission, of its intention to sell any HIE Shares under the shelf registration statement, which notice shall be given not less than two (2) days in advance of any such proposed sale. In the event that HIE thereafter informs SVFII, within one (1) day of its receipt of such notice from SVFII, that in the good faith exercise of its reasonable business judgment, there exist bona fide financing, acquisition or other plans of HIE or other matters which would require disclosure by HIE of information, the premature disclosure of any of which would adversely affect or otherwise be detrimental to HIE, SVFII shall refrain from selling HIE Shares until the earlier to occur of the date (x) HIE notifies SVFII that it has filed with the Commission an amendment or supplement to the prospectus included in the shelf registration statement, (y) HIE notifies SVFII that the potentially disclosable event no longer exists and that the prospectus included in the shelf registration statement does not contain an untrue statement of material fact or omit to state any fact necessary to make the statements therein not misleading, or (z) which is 90 days after the date that SVFII orally notified HIE of its intention to sell any HIE Shares (each of which is a "Disclosure Restricted Period"). HIE's obligation under Section 3 to keep the registration statement filed pursuant to
                                  Section 3 current and effective shall be extended for a number of days equal to the Disclosure Restricted Period, or, if earlier, until the date on which all of the HIE Shares have been disposed of.

                          (vi) HIE shall bear the expenses of registration pursuant to this Section 3; provided, however, that SVFII shall be responsible for (x) the fees and expenses of its own counsel, its own accountants and other experts retained by it with respect to such registration and resales and (y) all underwriting discounts or brokerage fees or commissions relating to the sale of the HIE Shares.

                          (vii)   Indemnification.

                                  (A)      HIE shall indemnify and hold
                                  harmless SVFII, its general partner, each underwriter (as defined in the Securities
                                  Act), each other selling agent who may be deemed to be an underwriter, and each controlling person of SVFII, any underwriter or other selling agent, if any (within the meaning of the Securities Act), against any losses, claims, damages or liabilities, joint or several (or actions in respect thereof) ("Losses"), to which such indemnified party may be subject under the Securities Act, under any other statute or at common law, but only to the extent such Losses arise out of or are based upon (i) any untrue statement (or alleged untrue statement) of any material fact contained in (x) the registration statement under which the HIE Shares held by SVFII were registered under the Securities Act or offered for sale, (y) any preliminary prospectus (if used prior to the effective date of such registration statement), or (z) any final prospectus or any post-effective amendment or supplement thereto (if used during the period HIE is required to keep the registration statement effective), in each case, on the effective date of such registration statement or post-effective amendment, or the date of such prospectus, including any preliminary prospectus, or supplement (the "Disclosure Documents"), (ii) any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements made therein not misleading or (iii) any violation by HIE of the Securities Act or any applicable state securities laws ("Blue Sky Laws"), or any rule or regulation promulgated under the Securities Act or any Blue Sky Law, or any other law applicable to HIE in connection with the sale, registration or qualification of the HIE Shares held by SVFII; and HIE shall reimburse each such indemnified party for any legal or other expenses reasonably incurred by such party in connection with investigating or defending any such loss, claim, damage, liability or action, whether or not resulting in any liability, or in connection with any investigation or proceeding by any governmental agency or instrumentality relating to any such claims with respect to any offering of securities pursuant to this
                                  Section 3, but excluding any amounts paid in settlement of any action, suit, arbitration, proceeding, litigation, or investigation (collectively "Litigation"), commenced or threatened, if such settlement is effected without the prior written consent of HIE, which consent shall not be unreasonably withheld; provided, however, that HIE shall not be liable to SVFII, its general partner, any underwriter, other selling agent or controlling person in any such case to the extent that any such Losses arise out of or are based upon (i) an untrue statement or omission or alleged omission (y) made in any such Disclosure Documents in reliance upon and in conformity with written information furnished to HIE by or on behalf of such indemnified party expressly for use in the preparation thereof and so designated by such indemnified party, or (z) made in any preliminary prospectus if a copy of the final prospectus was not delivered to the person alleging any loss, claim, damage or liability for which Losses arise at or prior to the written confirmation of the sale of such HIE Shares to such person and the untrue statement or omission concerned had been corrected in such final prospectus and copies thereof had timely been delivered by HIE to such indemnified party; or (ii) the use of any prospectus after such time as HIE has advised such indemnified party that the filing of a post-effective amendment or supplement thereto is required, except the prospectus as so amended or supplemented, or the use of any prospectus after such time as the obligation of HIE to keep the same current and effective has expired.

                                  (B)      In connection with the registration
                                  or sale of HIE Shares pursuant to this
                                  Section 3, SVFII shall, and shall cause any underwriter retained by it who participates in the offering to, indemnify and hold harmless HIE, each of its directors, each of its officers who have signed such registration statement and each controlling person of HIE (within the meaning of the Securities Act), against any Losses, joint or several, to which such indemnified party may become subject under the Securities Act, under any other statute or at common law, but only to the extent such Losses arise out of or are based upon (i) any untrue statement (or alleged untrue statement) of any material fact contained in any of the Disclosure Documents or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, if the statement or omission was made in reliance upon and in conformity with written information furnished to HIE by or on behalf of such indemnifying party expressly for use in the preparation thereof and so designated by such indemnifying party; (ii) the use by such indemnifying party of any prospectus after such time as HIE has advised such indemnifying party that the filing of a post-effective amendment or supplement thereto is required, except the prospectus as so amended or supplemented, or after such time as the obligation of HIE to keep the registration statement effective and current has expired, or (iii) any information given or representation made by such indemnifying party in connection with the sale of HIE Shares which is not contained in and not in conformity with the prospectus (as amended or supplemented at the time of the giving of such information or making of such representation); and such indemnifying party shall reimburse each such indemnified party for any legal and other expenses reasonably incurred by such party in investigating or defending any such loss, claim, damage, liability or action, whether or not resulting in any liability, or in connection with any investigation or proceeding by any governmental agency or instrumentality relating to any such claims with respect to any offering of securities pursuant to this
                                  Section 3, but excluding any amounts paid in settlement of any Litigation, commenced or threatened, if such settlement is effected without the prior written consent of such indemnifying party, which consent shall not be unreasonably withheld.

                 (d)      Permitted Transfers.  The rights of SVFII under this
Section 3 may be transferred or assigned by SVFII to any partner in SVFII, provided that HIE is given written notice at the time of or within a reasonable time after said transfer or assignment, of the name and address of the transferee or assignee and identifying the securities with respect to which such rights are to be transferred or assigned, and, provided further, that the transferee or assignee of such rights assumes the obligations of SVFII under this Section 3. In any event, such rights may be transferred only in connection with a transfer of the HIE Shares subject to such rights. HIE agrees that it shall be obligated to each partner in SVFII hereunder to the same extent that HIE is obligated to SVFII provided that each such partner assumes all obligations of SVFII hereunder to HIE.

4. Representations, Warranties and Agreements of HIE. HIE hereby represents and warrants to, and agrees with, SVFII that:

         (a) HIE is a corporation duly organized, validly existing and in good standing under the laws of the State of Georgia, and has the corporate power to own and operate its properties, to carry on its business as now conducted and to enter into and to perform its obligations under this Agreement.

         (b) HIE has full legal right, power and authority to enter into this Agreement and the HIE Warrant and to consummate the transactions contemplated hereby and thereby. The execution and delivery of this Agreement and the performance by HIE of its obligations hereunder and under each instrument and under the transactions contemplated hereby are within the corporate powers of HIE and have been duly authorized by all necessary corporate action properly taken, and do not and will not contravene or conflict with the articles of incorporation or by-laws of HIE or any material agreement binding upon HIE or its properties or, to the knowledge of HIE, any material provision of law or any applicable material judgment, ordinance, regulation or order of any court or governmental agency.

         (c) This Agreement and the HIE Warrant are the legal, valid and binding obligations of HIE, enforceable against it in accordance with their respective terms except as such enforceability may be limited by bankruptcy or similar laws affecting the rights of creditors generally and by the availability of equitable remedies.

         (d) The shares of HIE Common Stock to be issued upon exercise of the HIE Warrant will, upon issuance and payment therefor, be legally and validly issued and outstanding, fully paid and nonassessable. HIE shall at all times reserve and keep available for issuance upon the exercise of the HIE Warrant such number of authorized shares of HIE Common Stock as will be sufficient to permit the exercise in full of the HIE Warrant. HIE covenants and agrees that all shares of HIE Common Stock which may be issued to SVFII upon exercise of the Option will, upon issuance and delivery against transfer of the consideration therefor, be legally and validly issued and outstanding, fully paid and nonassessable.

         (e) No consent, waiver, approval or other authorization and filing or registration with any private or public authority is required for the execution, delivery and performance by HIE of this Agreement or the consummation by HIE of the transactions contemplated hereby, except such as may be required under the Securities Act or any applicable Blue Sky Laws, and, with respect to the consummation of the Option exercise, such as have been obtained under the Consent, subject to the satisfaction of the conditions set forth therein.

         (f) HIE has been subject to the reporting requirements of Section 12 or 15(d) of the Exchange Act since October 31, 1995, has filed with the Commission all the material required to be filed pursuant to Section 13, 14 or 15(d) of the Exchange Act since January 1, 1996, and has filed in a timely manner with the Commission all reports required to be filed since January 1, 1996. HIE has furnished SVFII with true and complete copies of (i) HIE's annual report on Form 10-K (including exhibits) filed with the Commission for the fiscal year ended December 31, 1995, (ii) each of HIE's quarterly reports on Form 10-Q (including exhibits) filed with the Commission for each of the fiscal quarters since January 1, 1996, and (iii) HIE's proxy statement dated April 29, 1996 in connection with the annual meeting of stockholders held on May 21, 1996 (the reports referred to in clauses (i) and (ii) being the "HIE Reports"). HIE is a registrant eligible to use Form S-3 under the Securities Act for transactions involving secondary offerings. All of the financial statements of HIE included within the HIE Reports were prepared in accordance with generally accepted accounting principles ("GAAP") and fairly present the consolidated financial position of HIE and the consolidated results of operations and changes in financial position or cash flows for HIE at the dates and for the periods referred to therein in conformity with GAAP applied on a consistent basis throughout the periods involved. As of their respective dates, the HIE Reports referred to herein complied as to form in all material respects with all rules and regulations promulgated by the Commission.

5. Representations, Warranties and Agreements of SVFII. SVFII hereby represents and warrants to, and agrees with, HIE that:

         (a) SVFII is a limited partnership duly organized and validly existing and in good standing under the laws of its jurisdiction of organization.

         (b) SVFII has full power and authority to enter into this Agreement and to consummate the transactions contemplated hereby, and has taken all action necessary for the due execution and delivery of this Agreement and has duly executed and delivered this Agreement. This Agreement constitutes SVFII's legal, valid and binding obligation enforceable against SVFII in accordance with its terms, except as such enforceability may be limited by bankruptcy or similar laws affecting the rights of creditors generally and by the availability of equitable remedies and will not contravene or conflict with the partnership agreement or certificate of partnership of SVFII or any material agreement binding upon SVFII or its properties or, to the knowledge of SVFII, any material provision of law or any applicable material judgment, ordinance, regulation or order of any court or governmental agency.

         (c) SVFII has good, valid and marketable title, beneficially and of record, to the SVFII Criterion Stock and the SVFII Criterion Debenture, free and clear of any and all restrictions, claims, pledges, liens, charges, security interests and other encumbrances (collectively "Liens"), and, at the Option Closing, will transfer to HIE good, valid and marketable title thereto free and clear of all Liens. The SVFII Criterion Common Stock and the SVFII Criterion Debenture represent, and on the Option Closing Date will represent, all of SVFII's interest in the Company.

         (d) No consent, waiver, approval or other authorization and filing or registration with any private or public authority is required for the execution, delivery and performance by SVFII of this Agreement or the consummation by SVFII of the transactions contemplated hereby, except such as have been obtained under the Consent, subject to the satisfaction of the conditions set forth therein.

         (e)     With respect to the Warrant:

                 (i) SVFII is an "accredited investor" as that term is defined in Regulation D promulgated under the Securities Act and is acquiring the Warrant and will acquire any HIE Common Stock issuable upon exercise of the Warrant for its own account for investment and not with a view to the resale or distribution of all or any part thereof, except in accordance with applicable federal and state securities laws. Upon exercise of the Warrant, this representation shall be deemed to have been given with respect to the HIE Common Stock received. SVFII recognizes that it must bear the economic risk of the investment for an indefinite period.

                 (ii) SVFII has been given the opportunity to ask HIE and its officers and directors questions relating to HIE and has had access to such financial and other information concerning HIE as it has considered necessary to make a decision to invest in the Warrant and the HIE Common Stock for which the Warrant is exercisable and has availed itself of that opportunity to the full extent desired.

                 (iii) SVFII understands that the Warrant and the shares of HIE Common Stock issuable upon exercise of the Warrant have not been registered under the Securities Act or any state securities laws and are being offered pursuant to certain exemptions under the Securities Act for transactions by an issuer not involving any public offering and similar exemptions under applicable state securities laws, and, except as provided in Section 6 of the Warrant, HIE has no obligation to register any of such securities for resale by SVFII.

                 (iv) SVFII agrees that it will not sell, transfer or otherwise distribute the Warrant or the HIE Common Stock issuable upon exercise of the Warrant, except pursuant to a registered offering or in one or more private transactions if, in the opinion of counsel to SVFII reasonably satisfactory to HIE, such transaction or transactions are not required to be registered under the Securities Act or any applicable state securities laws.

6.       Miscellaneous.

         (a) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Georgia. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

         (b) Successor and Assigns. This Agreement shall inure to the benefit and shall be binding upon the parties, their legal representatives and permitted assigns, subject to the limitations otherwise set forth in this Agreement.

         (c) Counterparts. For the convenience of the parties, any number of counterparts of this Agreement may be executed and all such counterparts or facsimile copy thereof shall be deemed to be an original instrument.

         (d) Notices. Any notice or other communication by any party hereto to the other parties shall be in writing and shall be given, and be deemed to have been given, if either delivered personally, by overnight delivery service or mail, postage prepaid, registered or certified mail, return receipt requested, addressed as follows:

                 (i)      to HIE:            Healthdyne Information
                                             Enterprises, Inc.
                                             1850 Parkway Place, 11th Floor
                                             Marietta, Georgia 30067
                                             Telephone:       (770) 423-8450
                                             Facsimile:       (770) 423-8440

                                             Attention:       President and CEO

                 (ii)     to SVFII:          The Southern Venture Fund II, L.P.
                                             310 25th Avenue North, Suite 103
                                             Nashville, Tennessee 37203
                                             Telephone:       (615) 329-9448
                                             Facsimile:       (615) 329-9237

                                             Attention:       General Partner

                 (iii)    to the Company:    Criterion Health Strategies, Inc.
                                             215 Second Avenue North, Suite 200
                                             Nashville, Tennessee 37201
                                             Telephone:       (615) 259-3363
                                             Facsimile:       (615) 259-2877

                                             Attention:       President and CEO

Any party may change the address for notice by notifying the other parties in writing of the new address.

         (e) Specific Performance. The parties hereto acknowledge and agree that the benefits to them under this Agreement are unique, that they are willing to enter into this Agreement only upon performance by each other of all of their obligations hereunder and that they will not have an adequate remedy at law if the other fails to perform any of its obligations hereunder. Accordingly, the parties hereby agree that each shall have the right, in addition to any other rights or remedies it may have at law or in equity, to specific performance or equitable relief by way of injunction if the other party fails to perform any of its obligations hereunder.

         (f) Modification or Waiver. No change, modification or waiver of any term of this Agreement shall be valid or binding upon the parties hereto unless such change, modification or waiver shall be in writing signed by all parties hereto.

         (g) Headings. The headings and captions used in this Agreement are used for convenience of reference only and shall not be considered in construing or interpreting this Agreement. All references in this Agreement to sections, paragraphs and exhibits shall, unless otherwise provided, refer to sections and paragraphs hereof and exhibits attached hereto, all of which are incorporated herein by this reference.

         (h) Entire Agreement. This Agreement and the other instruments specified herein constitute the entire understanding and agreement of the parties hereto with respect to the subject matter hereof and supersede all prior discussions, understandings and agreements with respect thereto.





                           [SIGNATURES ON NEXT PAGE]

         IN WITNESS WHEREOF, the parties hereto have executed this Option Agreement on the date first above written.

                                HEALTHDYNE INFORMATION ENTERPRISES, INC.


                                By:     /s/ Joseph G. Bleser
                                        --------------------
                                        Name:  Joseph G. Bleser
                                        Title: Vice President and Chief
                                               Financial Officer


                                THE SOUTHERN VENTURE FUND II, L.P.

                                By:     Its General Partner
                                        SV Partners II, L.P.


                                By:     /s/ Benjamin H. Gray
                                        -----------------------------
                                        Name: Benjamin H. Gray
                                              A General Partner


Each of Criterion Health Strategies, Inc., Brenton L. Teveit and J. Edward Pearson, Jr. executes this Agreement solely for the purpose of (a) acknowledging that HIE and SVFII have advised each of them of this Agreement, and (b) the closing deliveries contemplated to be made by each of them under
Section 2 hereof.

Criterion Health Strategies, Inc.


By: /s/ J. Edward Pearson, Jr.
   ---------------------------
        Name: J. Edward Pearson, Jr.
        Title:  Executive Vice President and
                Chief Financial Officer


   /s/ Brenton L. Teveit
   ---------------------------
       Brenton L. Teveit


   /s/ J. Edward Pearson, Jr.
   ---------------------------
       J. Edward Pearson, Jr.

                                                                       EXHIBIT A


Warrant No. S-1



THIS WARRANT AND THE SHARES OF COMMON STOCK ISSUABLE UPON THE EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE OFFERED, SOLD, OR TRANSFERRED UNTIL (i) A REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR SUCH APPLICABLE STATE SECURITIES LAWS SHALL HAVE BECOME EFFECTIVE WITH REGARD THERETO, OR (ii) IN THE OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY, REGISTRATION UNDER THE SECURITIES ACT OR SUCH APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED IN CONNECTION WITH SUCH PROPOSED OFFER, SALE OR TRANSFER.


                  HEALTHDYNE INFORMATION ENTERPRISES, INC.

                           STOCK PURCHASE WARRANT

     THIS STOCK PURCHASE WARRANT (the "Warrant") is issued this 18th day of December, 1996, by HEALTHDYNE INFORMATION ENTERPRISES, INC., a Georgia corporation (the "Company"), to THE SOUTHERN VENTURE FUND II, L.P., a Delaware limited partnership ("SVFII," which, together with any assignee or transferee hereinafter referred to collectively as "Holder" or "Holders").

     1. Issuance of Warrant. For and in consideration of the grant by SVFII to the Company of an option to purchase all of the securities of Criterion Health Strategies, Inc., a Tennessee corporation, held by SVFII pursuant to the terms and conditions of that certain Option Agreement between SVFII and the Company dated the date hereof, the Company hereby grants to Holder the right to purchase 50,000 shares of the Company's common stock, $.01 par value per share (the "Common Stock"), at the purchase price per share (the "Exercise Price") set forth herein. The shares of Common Stock issuable upon exercise of this Warrant are hereinafter referred to as the "Warrant Shares." The number of Warrant Shares and the Exercise Price are subject to adjustment as provided in
Section 9 below.

     2. Term. Subject to the terms and conditions set forth herein, this Warrant shall be exercisable in whole or in part at any time and from time to time from the date hereof until 5:00 p.m. Atlanta, Georgia time on December 13, 2003 (the "Expiration Date") and shall be void thereafter.

     3. Price. The Exercise Price per share for which the Warrant Shares may be purchased pursuant to the terms of this Warrant shall be $_____ per share, as adjusted from time to time pursuant to Section 9 hereof.

     4. Exercise.

        (a) This Warrant may be exercised by the Holder hereof (but only on the conditions hereinafter set forth) as to part or all of the Warrant
Shares by surrender of this Warrant and the Notice of Exercise attached hereto as Exhibit A, duly completed and executed on behalf of the Holder, at the office of the Company, 1850 Parkway Place, 11th Floor, Marietta, Georgia 30067, or at such other address as the Company shall designate in a written notice to the Holder hereof, together with a check acceptable and payable to the Company in the amount of the Exercise Price times the number of Warrant Shares being purchased.

        (b) In lieu of exercising the Warrant by payment of the Exercise Price in cash pursuant to Section 4(a) above, the Holder shall have the right to require the Company to convert the Warrant, in whole or in part and at any time or times (the "Conversion Right"), into Warrant Shares, by surrender to the Company of this Warrant and the Notice of Exercise attached hereto, duly completed and executed by the Holder to evidence the exercise of the Conversion Right. Upon exercise of the Conversion Right, the Company shall deliver to the Holder a certificate(s) representing that number of Warrant Shares which is equal to the quotient obtained by dividing (x) the value of the number of Warrants being converted at the date the Conversion Right is exercised (determined by subtracting (A) the aggregate Exercise Price for all such Warrants immediately prior to the exercise of the Conversion Right from (B) the aggregate Fair Market Value (determined on the basis of the Fair Market Value per share of Common Stock multiplied by that number of Warrant Shares purchasable upon exercise of such Warrants immediately prior to the exercise of the Conversion Right)), by (y) the Fair Market Value per share of Common Stock on the date of exercise of the Conversion Right. For purposes of this calculation, the Fair Market Value per share of Common Stock shall be (i) if a public market for the Company's Common Stock exists at the time of such exercise, the average of the closing bid and asked prices of the Common Stock quoted in the Over-The-Counter Market Summary or the last reported sales price of the Common Stock or the closing price quoted on the Nasdaq National Market or on any exchange on which the Common Stock is listed, whichever is applicable, as published in The Wall Street Journal for the five (5) trading days prior to the date of determination of Fair Market Value; or (ii) if there is no public market for the Company's Common Stock, determined by the Company's Board of Directors in good faith. Any references in this Warrant to the "exercise" of any Warrants, and the use of the term "exercise" herein, shall be deemed to include (without limitation) any exercise of the Conversion Right.

        (c) Upon exercise of this Warrant as aforesaid, the person entitled to receive the Warrant Shares issuable upon such exercise shall be treated for all purposes as the holder of record of such shares as of the close of business on the date of exercise. As promptly as practicable on or after such date, and in any event within ten (10) days thereafter, the Company shall execute and deliver to the Holder of this Warrant a certificate or certificates for the total number of whole Warrant Shares for which this Warrant is being exercised (net of any Warrant Shares applied upon exercise of the Conversion Right), in such names and denominations as are requested by such Holder. If this Warrant shall be exercised with respect to less than all of the Warrant Shares, the Company, at its expense, will issue to the Holder a new Warrant covering the number of Warrant Shares with respect to which this Warrant shall not have been exercised, which new Warrant shall be identical to this Warrant except for the number of shares remaining subject to the Warrant. If, upon exercise of this Warrant, the Holder would be entitled to acquire a fractional share of the Company's Common Stock, such fractional share shall be disregarded and the number of shares subject to this Warrant shall be rounded down to the next lower number of shares and the Holder shall be entitled to receive from the Company a cash payment equal to the product of the per share Exercise Price multiplied by such fraction rounded to the nearest penny.

        (d) The Company will pay all documentary stamp taxes attributable to the initial issuance of Warrant Shares upon the exercise of this Warrant, provided that such certificates for such Warrant Shares are issued in the name of SVFII or in the name of any partner of SVFII. The Company shall not be required to pay any tax or taxes which may be payable in respect of any other transfer involved in the issue of any certificates for Warrant Shares and the Company shall not be required to issue or deliver such certificates for Warrant Shares unless or until the person or persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

     5. Covenants and Conditions. The above provisions are subject to the following:

        (a) The Holder of this Warrant and any transferee hereof or of the Warrant Shares issuable upon exercise of this Warrant, by their acceptance hereof or thereof, hereby (i) acknowledge that this Warrant has been, and any Warrant Shares issuable upon exercise hereof will be, acquired for investment purposes and not with a view to distribution or resale and (ii) understand and agree that this Warrant and the Warrant Shares issuable upon the exercise hereof, have not been registered under the Securities Act or any applicable state securities laws ("Blue Sky Laws"), and may not be sold, pledged, hypothecated or otherwise transferred without (i) an effective registration statement for such Warrant under the Securities Act and such applicable Blue Sky Laws, or (ii) an opinion of counsel reasonably satisfactory to the Company that registration is not required under the Securities Act or under any applicable Blue Sky Laws. Transfer of the Warrant Shares issued upon the exercise of this Warrant shall be restricted in the same manner and to the same extent as the Warrant. Each Warrant and each certificate representing such Warrant Shares shall bear substantially the following legend (with such changes therein as may be appropriate to reflect whether such legend refers to a Warrant or Warrant Shares):

        THE WARRANT AND SHARES OF COMMON STOCK REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY APPLICABLE STATE SECURITIES LAW AND MAY NOT BE TRANSFERRED UNTIL (i) A REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR SUCH APPLICABLE STATE SECURITIES LAWS SHALL HAVE BECOME EFFECTIVE WITH REGARD THERETO, OR
        (ii) IN THE OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY,

            REGISTRATION UNDER THE SECURITIES ACT OR SUCH APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED IN CONNECTION WITH SUCH PROPOSED TRANSFER.

            (b) The Holder and the Company agree to execute such documents and instruments as counsel for the Company reasonably deems necessary to effect the compliance of the issuance of the Warrant and any Warrant Shares with applicable federal and state securities laws, including compliance with applicable exemptions from the registration requirements of such laws.

            (c) The Company covenants and agrees that all Warrant Shares which may be issued upon exercise of this Warrant will, upon issuance and payment therefor, be legally and validly issued and outstanding, fully paid and nonassessable. The Company shall at all times reserve and keep available for issuance upon the exercise of this Warrant such number of authorized shares of Common Stock as will be sufficient to permit the exercise in full of this Warrant.

     6.     Registration Rights.

            (a) Demand Rights.

                (i) The Company agrees that if it receives from the Holder a written request that the Company effect any registration with respect to Warrant Shares on a shelf registration pursuant to Rule 415 of the Securities and Exchange Commission (the "Commission"), the Company will as soon as practicable use its best efforts to effect such registration (including, without limitation, filing post-effective amendments, appropriate qualifications under applicable Blue Sky Laws, and appropriate compliance with the Securities Act) as would permit or facilitate the sale and distribution of all or such portion of such Warrant Shares as are specified in such request. Such shelf registration shall not be deemed to provide for an underwritten offering of the Warrant Shares pursuant to such registration statement.

                (ii) The Company shall only be required to effect one (1) registration of Warrant Shares pursuant to this Section 6(a), and the provisions of Section 6(c) below shall apply.

                (iii) The Company, upon receipt of such request for registration pursuant to Section 6(a)(i), will as promptly as practicable prepare and file with the Commission a registration statement on Form S-3 or on such other form as the Company determines in its sole discretion to be available and appropriate for the registration under the Securities Act of a secondary public offering. The Company shall use reasonable efforts to keep such registration statement current and continuously effective until the earlier of (A) the date when all Warrant Shares covered by the registration statement have been sold or (B) one year from the effective date of the registration statement with respect to a shelf registration or (C) such time as to which all of the Warrant Shares may be sold immediately by the Holder under Rule 144 or any successor rule or regulation under the Securities Act.

                (iv) Upon written notice to the Holder stating the reasons therefor, the Company shall be entitled to postpone, for a reasonable period of time not to exceed ninety (90) days, the filing of a registration statement pursuant to this Section 6(a) if (A) such filing would occur prior to ninety (90) days following the effective date of a registration statement relating to an underwritten public offering of securities of the Company for its own account, or (B) the Company would be required to undergo a special interim audit in order to comply with such request, unless the Holder agrees to bear the costs of such special interim audit, or (C) the Company determines, in the good faith exercise of its reasonable business judgment, that such registration and offering would materially interfere with bona fide financing, acquisition or other plans of the Company or would require disclosure of information, the premature disclosure of which would materially adversely affect or otherwise be materially detrimental to the Company. If the Company postpones the filing of the registration statement, it shall promptly notify the Holder in writing when the events or circumstances permitting such postponement have ended.

     (b)        Piggyback Registration.

                (i) If the Company shall propose the registration under the Securities Act of an offering of any of its capital stock to be sold for cash, whether or not for its own account, pursuant to a firm commitment underwritten offering (other than a registration relating to either (A) a dividend reinvestment, employee stock option, stock purchase or similar plan,
(B) a transaction pursuant to Rule 145 under the Securities Act, or (C) a merger, consolidation or reorganization), the Company, on each such occasion, shall as promptly as practicable but in no event later than ten (10) days prior to the proposed filing date of the registration statement give written notice (the "Notice") to the Holder of its intention to effect such registration, and the Holder shall be entitled, on each such occasion, to request to have all or a portion of the Warrant Shares included in such registration statement. Upon the written request of the Holder that the Company include any Warrant Shares in such registration statement (which request shall state the number of Warrant Shares for which registration is sought), given within ten (10) days after the giving of the Company's Notice, the Company shall use its reasonable efforts to cause such Warrant Shares to be so included in the offering covered by such registration statement, subject to the limitations hereinafter set forth.

                (ii) The registration of some or all of such Warrant Shares pursuant to this Section 6(b)(i) may be conditioned or restricted if, in the case of a registration statement which also includes shares to be sold for the account of the Company in an underwritten offering, in the good faith exercise of the reasonable business judgment of the managing underwriter of such proposed offering, inclusion thereof in such registration statement will have an adverse impact on the marketing of the securities to be offered by the Company (provided that such conditions or restrictions apply on a proportional basis not only to the Warrant Shares but also to all other securities to be included other than those to be offered for the Company's own account). If such managing underwriter shall require that the number of Warrant Shares to be offered by the Holder be reduced or eliminated, the Holder shall have the right to withdraw its request for registration pursuant to this Section 6(b)(i).

                (iii) The Company may, for any reason and without the consent of the Holder determine at any time not to proceed with the registration which is the subject of the Company's Notice and abandon the proposed offering, whereupon the Company shall be relieved of any further obligations hereunder to proceed with such registration or offering.

     (c) Limitation of Registration Rights. The Company shall not be obligated to honor any request by a Holder under Section 6(a) or 6(b) if, in the opinion of counsel for the Company in form and substance reasonably satisfactory to such Holder, such Holder could then sell under Rule 144 promulgated under the Securities Act, the number of Warrant Shares it proposes to have registered in compliance with this Agreement.

     (d) Registration Procedures. If and whenever the Company is obligated by the provisions of this Section 6 to effect the registration of any Warrant Shares under the Securities Act, the Company shall:

                (i) Prepare and file with the Commission a registration statement with respect to such securities on such form as the Company deems appropriate and is permitted or qualified to use and shall use all reasonable efforts to cause such registration statement to become and remain effective as provided herein; provided, that in the case of any registration pursuant to Section 6(b), such preparation and filing may be delayed in the sole discretion of the Company, without prejudice to the rights of the Holder pursuant to Section 6(a).

                (ii) Prepare and file with the Commission such amendments and post-effective amendments to any such registration statement filed pursuant to
Section 6(a) as may be necessary to keep such registration statement effective during the period referred to in Section 6(a)(iii) and to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement, and cause the prospectus to be supplemented by any required prospectus supplement, and as so supplemented to be filed with the Commission pursuant to Rule 424 under the Securities Act.

                (iii) Furnish to the selling Holder at a reasonable time prior to the filing thereof with the Commission a copy of the registration statement in the form in which the Company proposes to file the same; not later than one day prior to the filing thereof, a copy of any amendment (including any post-effective amendment) to such registration statement; and promptly following the effectiveness thereof, a conformed copy of the registration statement as declared effective by the Commission and of each post-effective amendment thereto, including financial statements and all exhibits and reports incorporated therein by reference.

                (iv) Furnish to the selling Holder of Warrant Shares such number of copies of such registration statement, each amendment thereto, the prospectus included in such registration statement (including each preliminary prospectus), each supplement thereto and such other documents as they may reasonably request in order to facilitate the disposition of the Warrant Shares owned by them.

                (v) Use all reasonable efforts to register and qualify the Warrant Shares covered by the registration statement under such other securities laws of such jurisdictions as shall be reasonably requested by the selling Holder of Warrant Shares and do any and all other acts and things which may be reasonably necessary or advisable to enable the selling Holder to consummate the disposition of the Warrant Shares owned by such Holder in such jurisdictions; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to qualify to transact business or to file a general consent to service of process in any such states or jurisdictions, or to maintain the effectiveness of any such registration or qualification for any period during which it is not required to maintain the effectiveness of the related registration statement under the Securities Act as set forth in Section 6(a)(iii).

                (vi) Promptly notify each selling Holder of Warrant Shares of the happening of any event as a result of which the prospectus included in such registration statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading and, at the request of any such Holder, and subject to the further provisions of
Section 6(f)(ii), the Company will prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Warrant Shares, such prospectus will not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading.

                (vii) Enter into such customary agreements in form and substance reasonably satisfactory to the Company and take such other customary actions as may be reasonably requested in order to expedite or facilitate the disposition of such Warrant Shares.

                (viii) Make reasonably available for inspection by any selling Holder of Warrant Shares pursuant to such registration statement and any attorney or accountant retained by such selling Holder, all financial and other records, pertinent corporate documents and properties of the Company, and use all reasonable efforts to cause the officers, directors, employees and independent accountants of the Company to supply all information reasonably requested by any such seller, attorney or accountant in connection with such registration statement, in each case as and to the extent necessary to permit the selling Holder to conduct a reasonable investigation within the meaning of the Securities Act. To minimize disruption and expense to the Company during the course of the registration process, all prospective selling Holders shall, to the extent practicable, coordinate their investigation and due diligence efforts hereunder and, to the extent practicable, will act through a single set of counsel and a single set of accountants and will enter into confidentiality agreements with the Company in form and substance reasonably satisfactory to the Company and such Holders prior to receiving any confidential or proprietary information of the Company.

                (ix) Promptly notify the selling Holder of Warrant Shares of the following events and (if requested by any such person) confirm such notification in writing: (A) the filing of the prospectus or any prospectus supplement and the registration statement and any amendment or post-effective amendment thereto and, with respect to the registration statement or any post-effective amendment thereto, the declaration of the effectiveness of such documents, (B) any requests by the Commission for amendments or supplements to the registration statement or the prospectus or for additional information,
(C) the issuance or threat of issuance by the Commission of any stop order suspending the effectiveness of the registration statement or the initiation of any proceedings for that purpose, and (D) the receipt by the Company of any notification with respect to the suspension of the qualification of the Warrant Shares for sale in any jurisdiction or the initiation or threat of initiation of any proceeding for such purpose.

                (x) Cooperate with the selling Holder of Warrant Shares to facilitate the timely preparation and delivery of certificates representing the Warrant Shares to be sold and not bearing any restrictive legends, and enable such Warrant Shares to be in such lots and registered in such names as the selling Holder may request at least two (2) business days prior to any delivery of the Warrant Shares to the purchaser.

                (xi) Prior to the effectiveness of the registration statement and any post-effective amendment thereto and at each closing of an underwritten offering pursuant to Section 6(b) hereof, (A) make such representations and warranties to the selling Holder of Warrant Shares and the underwriters, if any, with respect to the Warrant Shares and the registration statement as are customarily made by issuers in similar underwritten offerings;
(B) use its best efforts to obtain "cold comfort" letters and updates thereof from the Company's independent certified public accountants addressed to the selling Holder of Warrant Shares and the underwriters, if any, such letters to be in customary form and covering matters of the type customarily covered in "cold comfort" letters by underwriters in connection with similar underwritten offerings; (C) deliver such documents and certificates as may be reasonably requested (1) by the Holders of a majority of the Warrant Shares being sold, and (2) by the underwriters, if any, to evidence compliance with clause (A) above and with any customary conditions contained in the underwriting agreement or other agreement entered into by the Company; and (D) obtain opinions of counsel to the Company (which counsel and which opinions shall be reasonably satisfactory to the underwriters, if any), covering the matters customarily covered in opinions requested in underwritten offerings. Such counsel shall also state that no facts have come to the attention of such counsel which cause them to believe that such registration statement, the prospectus contained therein, or any amendment or supplement thereto, as of their respective effective or issue dates, contains any untrue statement of any material fact or omits to state any material fact necessary to make the statements therein not misleading (except that no statement need be made with respect to any financial statements, notes thereto or other financial data or other expertized material contained therein or as to any information furnished by or on behalf of the selling Holder or underwriters, if any, for inclusion in such registration statement).

                (xii) Otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, and make generally available to its security holders an earnings statement satisfying the provisions of Section 11(a) of the Securities Act, no later than forty-five
(45) days after the end of any twelve-month period (or ninety (90) days, if such period is a fiscal year) beginning with the first month of the fiscal quarter of the Company commencing after the effective date of the registration statement, which statements shall cover such twelve-month periods.

     (e) The Company's obligations with this Section 6 shall be expressly conditioned upon Holder's compliance with the following:

                (i) The selling Holder shall cooperate with the Company in connection with the preparation of a registration statement with respect to or including any Warrant Shares, and for so long as the Company is obligated to keep the registration statement effective, shall provide to the Company, in writing, for use in the registration statement, all such information regarding the Holder and its plan of distribution of the Warrant Shares as may be necessary to enable the Company to prepare the registration statement and prospectus covering the Warrant Shares, to maintain the currency and effectiveness thereof and otherwise to comply with all applicable requirements of law in connection therewith.

                (ii) During such time as the selling Holder may be engaged in a distribution of the Warrant Shares, the Holder shall comply with Rules 10b-6 and 10b-7 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and pursuant thereto, shall, among other things: (w) not engage in any stabilization activity in connection with the securities of the Company in contravention of such Rules; (x) distribute the Warrant Shares solely in the manner described in the registration statement; (y) cause to be furnished to each broker through whom the Warrant Shares may be offered, or to the offeree if an offer is not made through a broker, such copies of the prospectus and any amendment or supplement thereto and documents incorporated by reference therein as may be required by law; and (z) not bid for or purchase any securities of the Company or attempt to induce any person to purchase any securities of the Company other than as permitted under the Exchange Act.

     (f)        Holdback Agreements.

                (i) Notwithstanding any provision of this Agreement to the contrary, in the event the Company notifies the Holder, in writing and no later than 10 days prior to the proposed filing date, that the Company intends to file a registration statement in connection with an underwritten offering of any of its capital stock, the Holder shall refrain from selling or otherwise distributing, except in accordance with the provisions of Section 6(b) hereof, any Warrant Shares within the period beginning up to seven days prior to the effective date of such registration statement (or on such later date that the Company notifies the Holder, in writing, that such period has begun) and ending up to 90 days after such effective date (or on such earlier date that the Company notifies the Holder that such period has ended) (the "Offering Restricted Period"). In the event the Holder's Warrant Shares are not included in such a registered underwritten offering pursuant to Section 6(b) hereof, the Company's obligation under Section 6(a)(iii) to keep the registration statement filed pursuant to Section 6(a) current and effective shall be extended for a number of days equal to the Offering Restricted Period, or, if earlier, until the date on which all of the Warrant Shares have been disposed of.

                (ii) Notwithstanding anything set forth herein to the contrary, the Holder agrees that it will give the Company prior oral notice, directed to its Chief Executive Officer or its Chief Financial Officer, confirmed immediately in writing by facsimile transmission, of its intention to sell any Warrant Shares under the shelf registration statement, which notice shall be given not less than two (2) days in advance of any such proposed sale. In the event that the Company thereafter informs the Holder, within one (1) day of its receipt of such notice, that, in the good faith exercise of its reasonable business judgment, there exist bona fide financing, acquisition or other plans of the Company or other matters which could require disclosure by the Company of information, the premature disclosure of any of which would materially adversely affect or otherwise be materially detrimental to the Company, the Holder shall refrain from selling the Warrant Shares until the earlier to occur of the date (x) the Company notifies the Holder that it has filed with the Commission an amendment or supplement to the prospectus included in the shelf registration statement,
(y) the Company notifies the Holder that the potentially disclosable event no longer exists and that the prospectus included in the shelf registration statement does not contain an untrue statement of material fact or omit to state any fact necessary to make the statements therein not misleading, or (z) which is 90 days after the date that the Holder orally notified the Company of its intention to sell any Warrant Shares (each of which is a "Disclosure Restricted Period"). The Company's obligation under Section 6(a)(iii) to keep the registration statement filed pursuant to Section 6(a) current and effective shall be extended for a number of days equal to the Disclosure Restricted period, or, if earlier, until the date on which all of the Warrant Shares have been disposed of.

     (g) Expenses. The Company shall bear the expenses of registration pursuant to this Section 6; provided, however, that the selling Holder shall be responsible for (x) the fees and expenses of its own counsel, its own accountants and other experts retained by it with respect to such registration and resales and (y) all underwriting discounts or brokerage fees or commissions relating to the sale of the Warrant Shares pursuant to Section 6(b).

     (h)        Indemnification.

                (i) The Company shall indemnify and hold harmless the selling Holder, its general partner, each underwriter (as defined in the Securities Act), each other selling agent who may be deemed to be an underwriter, and each controlling person of the selling Holder, any underwriter or other selling agent, if any (within the meaning of the Securities Act), against any losses, claims, damages or liabilities, joint or several (or actions in respect thereof) ("Losses"), to which such indemnified party may be subject under the Securities Act, under any other statute or at common law, but only to the extent such Losses arise out of or are based upon (i) any untrue statement (or alleged untrue statement) of any material fact contained in (x) the registration statement under which the Warrant Shares held by the Holder were registered under the Securities Act or offered for sale, (y) any preliminary prospectus (if used prior to the effective date of such registration statement), or (z) any final prospectus or any post-effective amendment or supplement thereto (if used during the period the Company is required to keep the registration statement effective), in each case, on the effective date of such registration statement or post-effective amendment, or the date of such prospectus, including any preliminary prospectus, or supplement (the "Disclosure Documents"), (ii) any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements made therein not misleading or (iii) any violation by the Company of the Securities Act or any Blue Sky Law, or any rule or regulation promulgated under the Securities Act or any Blue Sky Law, or any other law, applicable to the Company in connection with the sale, registration or qualification of the Warrant Shares held by the Holder; and the Company shall reimburse each such indemnified party for any legal or other expenses reasonably incurred by such party in connection with investigating or defending any such loss, claim, damage, liability or action, whether or not resulting in any liability, or in connection with any investigation or proceeding by any governmental agency or instrumentality relating to any such claims with respect to any offering of securities pursuant to this Section 6, but excluding any amounts paid in settlement of any action, suit, arbitration, proceeding, litigation, or investigation (collectively "Litigation"), commenced or threatened, if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld; provided, however, that the Company shall not be liable to the Holder, its general partner, any underwriter, other selling agent or controlling person in any such case to the extent that any such Losses arise out of or are based upon (i) an untrue statement or omission or alleged omission (y) made in any such Disclosure Documents in reliance upon and in conformity with written information furnished to the Company by or on behalf of such indemnified party expressly for use in the preparation thereof and so designated by such indemnified party, or (z) made in any preliminary prospectus if a copy of the final prospectus was not delivered to the person alleging any loss, claim, damage or liability for which Losses arise at or prior to the written confirmation of the sale of such Warrant Shares to such person and the untrue statement or omission concerned had been corrected in such final prospectus and copies thereof had timely been delivered by the Company to such indemnified party; or (ii) the use of any prospectus after such time as the Company has advised such indemnified party that the filing of a post-effective amendment or supplement thereto is required, except the prospectus as so amended or supplemented, or the use of any prospectus after such time as the obligation of the Company to keep the same current and effective has expired.

                (ii) In connection with the registration or sale of Warrant Shares pursuant to this Section 6, the Holder shall indemnify and hold harmless the Company, each of its directors, each of its officers who have signed such registration statement and each controlling person of the Company (within the meaning of the Securities Act), against any Losses, joint or several, to which such indemnified party may become subject under the Securities Act, under any other statute or at common law, but only to the extent such Losses arise out of or are based upon (i) any untrue statement (or alleged untrue statement) of any material fact contained in any of the Disclosure Documents or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, if the statement or omission was made in reliance upon and in conformity with written information furnished to the Company by or on behalf of such indemnifying party expressly for use in the preparation thereof and so designated by such indemnifying party; (ii) the use by such indemnifying party of any prospectus after such time as the Company has advised such indemnifying party that the filing of a post-effective amendment or supplement thereto is required, except the prospectus as so amended or supplemented, or after such time as the obligation of the Company to keep the registration statement effective and current has expired, or (iii) any information given or representation made by such indemnifying party in connection with the sale of Warrant Shares which is not contained in and not in conformity with the prospectus (as amended or supplemented at the time of the giving of such information or making of such representation); and such indemnifying party shall reimburse each such indemnified party for any legal and other expenses reasonably incurred by such party in investigating or defending any such loss, claim, damage, liability or action, whether or not resulting in any liability, or in connection with any investigation or proceeding by any governmental agency or instrumentality relating to any such claims with respect to any offering of securities pursuant to this Section 6, but excluding any amounts paid in settlement of any Litigation, commenced or threatened, if such settlement is effected without the prior written consent of such indemnifying party, which consent shall not be unreasonably withheld.

     7. Transfer of Warrants. Subject to the provisions of Section 5, this Warrant may be transferred, in whole or in part, to any partner in SVFII, by presentation of the Warrant to the Company with written instructions for such transfer and by the execution by such transferee of an investment letter in a form reasonably satisfactory to the Company. Upon such presentations for transfer and receipt of such investment letter, the Company shall promptly execute and deliver a new Warrant or Warrants in the form hereof in the name of the assignee or assignees and in the denominations specified in such instructions. The Company shall pay all expenses in connection with the preparation, issuance and delivery of Warrants under this Section 7.

     8. Warrant Holder Not Shareholder. This Warrant does not confer upon the Holder, as such, any right whatsoever as a shareholder of the Company.

     9. Adjustment Upon Changes in Company Common Stock. The number of shares of Common Stock subject to this Warrant and the Exercise Price per share of such shares shall be adjusted by the Company proportionately to reflect changes in the capitalization of the Company as a result of any recapitalization, reclassification, stock dividend, stock split, combination of shares, exchange of shares or any other change in the Company's capital structure which affects holders of Common Stock generally. All adjustments described herein shall be reflected on the Company's stock warrant ledger and the Holder shall receive written notice thereof.

     10. Merger, Sale of Assets, etc. If at any time while this Warrant, or any portion thereof, is outstanding and unexpired, there shall be (a) a reorganization (other than a combination, reclassification, exchange or subdivision of shares otherwise provided for in Section 9 hereof),
(b) a merger or consolidation of the Company with or into another corporation in which the Company is not the surviving entity, or a reverse triangular merger in which the Company is the surviving entity but the shares of the Company's capital stock outstanding immediately prior to the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise, or (c) a sale or transfer of the Company's properties and assets as, or substantially as, an entirety to any other person, then, as a part of such reorganization, merger, consolidation, sale or transfer, lawful provision shall be made so that the holder of this Warrant shall thereafter be entitled to receive upon exercise of this Warrant, during the period specified herein and upon payment of the Exercise Price then in effect, the number of shares of stock or other securities or property of the successor corporation resulting from such reorganization, merger, consolidation, sale or transfer that a holder of the shares deliverable upon exercise of this Warrant would have been entitled to receive in such reorganization, consolidation, merger, sale or transfer if this Warrant had been exercised immediately before such reorganization, merger, consolidation, sale or transfer, all subject to further adjustment for other future events as provided in Section 9. The foregoing provision of this Section 10 shall similarly apply to successive reorganizations, consolidations, mergers, sales and transfers and to the stock or securities of any other corporation that are at the time receivable upon the exercise of this Warrant. If the per share consideration payable to the holder hereof for shares in connection with any such transaction is in a form other than cash or marketable securities, then the value of such consideration shall be determined in good faith by the Company's Board of Directors. In all events, appropriate adjustments (as determined in good faith by the Company's Board of Directors) shall be made in the application of the provisions of this Warrant with respect to the rights and interests of the Holder after the transaction, to the end that the provisions of this Warrant shall be applied after that event, as nearly as reasonably may be, in relation to any shares or other property deliverable after that event upon exercise of this Warrant.

     11.        Notice of Certain Events.  In case:

                (a) the Company shall take a record of the holders of its Common Stock for the purpose of entitling them to receive any dividend or other distribution, or any right to subscribe for or purchase any shares of capital stock of any class, or to receive any other rights; or

                (b) of any capital reorganization, any reclassification of shares of capital stock of the Company (other than a subdivision or combination of outstanding shares of Common Stock to which Section 9 applies), or any consolidation or merger of the Company or the sale or transfer of all or substantially all of the assets of the Company; or

                (c) of any voluntary dissolution, liquidation, or winding up of the Company;

then the Company shall mail (at least ten (10) days prior to the applicable date referred to in subclause (x) or in subclause (y) below, as the case may
be), to the Holder at the address set forth in the Company's stock records, a notice stating that (x) the date on which a record is to be taken for the purpose of such dividend, distribution or rights or, if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distribution or rights are to be determined, or (y) the date on which such reclassification, capital reorganization, consolidation, merger, sale, transfer, dissolution, liquidation or winding up is expected to become effective, and, if applicable, the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such reclassification, capital reorganization, consolidation, merger, sale, transfer, dissolution, liquidation or winding up.

     IN WITNESS WHEREOF, Healthdyne Information Enterprises, Inc. has caused this Warrant to be executed by its duly authorized officer on the date first above written.


                                        HEALTHDYNE INFORMATION ENTERPRISES, INC.



                                        By:
                                           -------------------------------------
                                           Name:   Joseph G. Bleser
                                           Title:  Vice President and Chief
                                                   Financial Officer


Accepted:

THE SOUTHERN VENTURE FUND II, L.P.


By:   Its General Partner
      SV Partners II, L.P.


By:
      ----------------------------
      Name: Benjamin H. Gray
            A General Partner

                                                                       EXHIBIT A


                             NOTICE OF EXERCISE


To:  HEALTHDYNE INFORMATION ENTERPRISES, INC.

     The undersigned, the holder of the foregoing Warrant No. S-1, and pursuant to the terms hereof, hereby elects to exercise rights represented by said Warrant for, and to purchase thereunder, _________ shares of the Company's Common Stock covered by said Warrant, and tenders herewith payment of the purchase price in full for such shares of $__________ by:

     _____  (a)  cash, through the delivery of a certified or official bank check; or

     _____  (b)  exercising the Conversion Right provided under Section 4(b) of the Warrant by the surrender of said Warrant.

     The undersigned hereby requests that certificates for such shares (or any other securities or other property issuable upon such exercise) be issued in the name of and delivered to the undersigned at the address set forth below.


                                                 -------------------------------
                                                 Name


Date:                                            -------------------------------
     ----------                                  Signature

                                                 Address:

                                                 -------------------------------
                                                 -------------------------------
                                                 -------------------------------

                                                                       EXHIBIT B

                        FORM OF OPINION OF COUNSEL TO
               HEALTHDYNE INFORMATION ENTERPRISES, INC. ("HIE")

1. HIE was incorporated and is validity existing as a corporation in good standing under the laws of the State of Georgia.

2. The [416,666] shares of common stock, $.01 par value per share, of HIE (the "HIE Shares"), [to be delivered to SFVII] have been duly authorized for issuance and sale pursuant to the Option Agreement and, when issued and delivered against payment of the consideration therefor as provided in the Option Agreement, will be validly issued, fully paid and nonassessable.